                                                                    EXHIBIT 10.4

================================================================================


                   MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT
                    OF RENTS AND LEASES AND FIXTURE FILING

                                      by

                       WAHLCO ENGINEERED PRODUCTS INC.,

                                                        Mortgagor,

                                      to

               each of the Lenders identified on Annex 1 hereto,

                                                        Mortgagee,


================================================================================

This instrument was prepared by the
attorney listed below, in consultation
with counsel in the State, and after
recording should be returned to:

HOWARD, SMITH & LEVIN LLP
1330 Avenue of the Americas
New York, New York  10019
Attention:  Andrew Baraff, Esq.

                               TABLE OF CONTENTS

                                                                        Page
                                   ARTICLE I
                                  DEFINITIONS

SECTION 1.1.   Terms Defined in Credit Agreement.......................    5

SECTION 1.2.   Terms Defined in This Mortgage..........................    6

SECTION 1.3.   Terms Defined in Uniform Commercial Code................   10

SECTION 1.4.   Rules of Interpretation.................................   10


                                  ARTICLE II
                     COVENANTS AND AGREEMENTS OF MORTGAGOR

SECTION 2.1.   Payment of Secured Obligations..........................   11

SECTION 2.2.   Further Assurances......................................   11

SECTION 2.3.   Care of the Mortgaged Property..........................   12
     (a)  Operation and Maintenance....................................   12
     (b)  Repair and Replacement.......................................   12
     (c)  Use..........................................................   12

SECTION 2.4.   Compliance With Laws and Payment of Impositions.........   12

SECTION 2.5.   Insurance and Casualty..................................   12
     (a)  Required Insurance...........................................   12
     (b)  Form.........................................................   13
     (c)  Notice of Loss...............................................   13
     (d)  No Separate Insurance........................................   13
     (e)  Assignment of Policies On Foreclosure........................   13

SECTION 2.6.   Condemnation............................................   14
     (a)   Notice of Loss..............................................   14
     (b)   Protection of Mortgaged Property............................   14

SECTION 2.7.   Application of Insurance Proceeds and Condemnation
                Proceeds...............................................   14
     (a)  Proceeds Payable to Mortgagee................................   14

     (b)  Prosecution of Claim for Loss................................    15

SECTION 2.8.   Transfer Restrictions...................................    15

SECTION 2.9.   Mortgagee's Right to Perform............................    15

SECTION 2.10.  Subrogation.............................................    15

SECTION 2.11.  Inspection of Mortgaged Property........................    16

SECTION 2.12.  Certain Tax Law Changes.................................    16

SECTION 2.13.  Future Advances.........................................    16

SECTION 2.14.  Covenants in Loan Documents.............................    17


                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

SECTION 3.1.  .........................................................    17
     (a)  Title........................................................    17
     (b)  Chain of Title...............................................    17

SECTION 3.2.   Valid Lien and Security Interest........................    17

                                  ARTICLE IV
                     SECURITY AGREEMENT AND FIXTURE FILING

SECTION 4.1.   Security Agreement......................................    18
     (a)  Grant of Security Interest...................................    18
     (b)  Remedies.....................................................    18

SECTION 4.2.   Fixture Filing..........................................    18

SECTION 4.3.   Security Deposit Collateral.............................    19

SECTION 4.4.   Additional Covenants....................................    19

                                   ARTICLE V
                        ASSIGNMENTS OF RENTS AND LEASES

SECTION 5.1.   Assignment of Rents and Leases..........................    19
     (a)  Assignment of Rents..........................................    19
     (b)  License to Collect Rents.....................................    19
     (c)  Termination of License Upon Event of Default.................    20
     (d)  Direction to Tenants.........................................    20
     (e)  No Release of Tenants........................................    20
     (f)  No Liability of Mortgagee....................................    20
     (g)  No Existing Leases...........................................    21


                                  ARTICLE VI
                             DEFAULTS AND REMEDIES

SECTION 6.1.   Events of Defaults......................................    21

SECTION 6.2.   Remedies................................................    21
     (a)  General......................................................    21
     (b)  Foreclosure..................................................    22
     (c)  Mortgagee May Bid............................................    22
     (d)  Acceleration of Secured Obligations..........................    22

SECTION 6.3.   Possession of Property..................................    23
     (a)  Mortgagor to Vacate Property.................................    23
     (b)  Payment for Use and Occupancy................................    23

SECTION 6.4.   Appointment of Receiver.................................    24

SECTION 6.5.   Waiver of Stay, Extension, Moratorium and Marshalling
                Laws and Equity of Redemption..........................    24

SECTION 6.6.   Mortgagee Authorized to Execute Documents...............    24

SECTION 6.7.   Collateral Situated in More than One County.............    25

SECTION 6.8.   Collateral in Other States..............................    25

SECTION 6.9.   Application of Proceeds.................................    25

SECTION 6.10.  Setoff..................................................    26

SECTION 6.11.  Receipt a Sufficient Discharge to Purchaser.............    26

SECTION 6.12.  Sale a Bar Against Mortgagor............................    26

SECTION 6.13.  Remedies Cumulative; Waiver.............................    26

SECTION 6.14.  No Liability of Mortgagees..............................    27


                                  ARTICLE VII
                             CONCERNING MORTGAGEE

SECTION 7.1.   [Intentionally Omitted].................................    27

                                 ARTICLE VIII
                                 MISCELLANEOUS

SECTION 8.1.   Termination; Defeasance.................................    27

SECTION 8.2.   Rights Cumulative; Waivers..............................    28

SECTION 8.3.   Fees and Expenses.......................................    28

SECTION 8.4.   Indemnification.........................................    28
     (a)  Indemnity....................................................    28
     (b)  Third-Party Beneficiaries....................................    29

SECTION 8.5.   Notices.................................................    29

SECTION 8.6.   Amendment and Waiver....................................    30

SECTION 8.7.   Expenses of Mortgagor's Agreements and Duties...........    30

SECTION 8.8.   Mortgagee's Right to Use Agents and to Act in Name
                of Mortgagor...........................................    30

SECTION 8.9.   No Compensation or Expense..............................    30

SECTION 8.10.  Limitation of Obligations with Respect to Mortgaged
                Property...............................................    31
     (a)  Reasonable Care..............................................    31
     (b)  No Obligations...............................................    31

SECTION 8.11.  Time of the Essence.....................................    31

SECTION 8.12.  Inconsistency with Loan Documents.......................    31

SECTION 8.13.  Severability............................................    31

SECTION 8.14.  Headings................................................    32

SECTION 8.15.  Assignment; Benefit.....................................    32

SECTION 8.16.  GOVERNING LAW...........................................    32

SECTION 8.17.  WAIVER OF JURY TRIAL....................................    32

SECTION 8.18.  CONSENT TO JURISDICTION.................................    33

SECTION 8.19.  Limitation on Interest Payable..........................    33

SECTION 8.20.  Covenants To Run With the Land..........................    34

SECTION 8.21.  No Merger...............................................    34

SECTION 8.22.  Relationship............................................    34


                                  ARTICLE IX
                             ENVIRONMENTAL MATTERS

SECTION 9.1.   Notice of Environmental Matters.........................    35
     (a)  Delivery of Notice...........................................    35
     (b)  Contents of Notice...........................................    35

SECTION 9.2.   Obligations of Mortgagor................................    35


                                   ARTICLE X
                         LOCAL JURISDICTION PROVISIONS

SECTION 10.1.  Mortgage Covenants........................................  35

SECTION 10.2.  Statutory Conditions......................................  35

SECTION 10.3.  No Waiver.................................................  36

SECTION 10.4.  Written Agreement.........................................  36

SECTION 10.5.  Open-End Mortgage.........................................  36

SECTION 10.6.  Information Under Uniform Commercial Code.................  36

SECTION 10.7.  Notice Pursuant to 18-A M.R.S.A. (S) 5-508................  37

SECTION 10.8   Authority of Wexford Management, LLC......................  38

                                   EXHIBITS

EXHIBIT A    -   DESCRIPTION OF LAND
EXHIBIT B    -   MATERIAL AGREEMENTS
EXHIBIT C    -   PERMITTED ENCUMBRANCES
EXHIBIT D    -   INFORMATION FOR FINANCING STATEMENTS

                   MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT
                     OF RENTS AND LEASES AND FIXTURE FILING


          MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING (this "Mortgage"), dated as of February 25, 1999, is given by
                      --------
WAHLCO ENGINEERED PRODUCTS INC., a Maine corporation (together with its successors and permitted assigns, "Mortgagor"), to WEXFORD MANAGEMENT LLC, a
                                   ---------
Connecticut limited liability company (together with its successors and permitted assigns, the "Agent"), and to each of the Lenders (as hereinafter
                        -----
defined).

                                  BACKGROUND:

          A. On January 13, 1999, pursuant to an Agreement and Plan of Merger, dated November 9, 1998 (the "Merger Agreement"), among Wahlco Environmental
                             ----------------
Systems, Inc. ("Wahlco"), Thermatrix Inc. ("Thermatrix") and TMX Acquisition Sub
                ------                      ----------
I, Inc., a wholly-owned subsidiary of Thermatrix ("Merger Sub"), Merger Sub
                                                   ----------
merged with and into Wahlco (the "Merger"), and Wahlco became a wholly-owned
                                  ------
subsidiary of Thermatrix at the effective time of the Merger (the "Effective
                                                                   ---------
Date").
----

          B. Concurrently with the execution and delivery hereof, Wahlco and Thermatrix (the "Borrowers") are entering into a Second Amended and Restated
                 ---------
Credit Agreement, dated as of the date hereof, with the Lenders and the Agent (as the same may hereafter be modified, extended, replaced or otherwise amended, the "Credit Agreement"), pursuant to which the Borrowers shall be jointly and
     ----------------
severally liable for the payment and performance of all of the obligations and liabilities to the Lenders and the Agent set forth therein and in the other Loan Documents (as hereinafter defined).

          C. Prior to the Merger, Mortgagor was, and after the Merger Mortgagor remains, a subsidiary of Wahlco.

          D. Concurrently with the execution and delivery of the Credit Agreement, Mortgagor is executing and delivering the Guarantee (as hereinafter defined) to the Agent and the Lenders.

          E. It is a condition to the effectiveness of the Credit Agreement that, among other things, Mortgagor execute and deliver this Mortgage granting to the Agent and each of the Lenders (together, "Mortgagee") the liens and
                                                 ---------
security interests in the collateral described herein, all as set forth in the Credit Agreement.

          F. Mortgagor will receive substantial direct and indirect benefits from the Lenders and the Mortgagee entering into the Credit Agreement.

                                GRANT OF LIEN:

          NOW THEREFORE, to secure the full and timely payment and performance of all of the Secured Obligations (as hereinafter defined), Mortgagor hereby irrevocably grants, bargains, sells, mortgages, warrants, aliens, devises, releases, hypothecates, pledges, transfers and conveys to each Mortgagee, as tenants in common, and to the extent the same constitutes Personal Property (as hereinafter defined) grants to each Mortgagee, as tenants in common, a security interest in, forever, any and all the following (collectively, the "Mortgaged
                                                                    ---------
Property"):
--------

          A.  Land.  The land described on Exhibit A, together with all and
              ----                         ---------
singular the tenements, rights, easements, hereditaments, rights of way, privileges, liberties, appendages and appurtenances now or hereafter belonging or in any way appertaining to such land (including, without limitation, all rights relating to storm and sanitary sewer, water, gas, electric, railway and telephone services); all estate, claim, demand, right, title or interest of Mortgagor in and to any street, road, highway, or alley (vacated or otherwise) adjoining such land or any part thereof; and all Mortgagor's right, title and interest, if any, in and to any strips and gores belonging, adjacent or pertaining to such land (collectively, the "Land").
                                            ----

          B.  Improvements and Fixtures.  All buildings, structures,
              -------------------------
replacements, fixtures and fittings and other improvements and property of every kind and description now or hereafter affixed or attached to the Land, including water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utility facilities, parking areas, roads, driveways, walks and other site improvements together with all estate, right, title and interest, if any, of Mortgagor in, to or under all equipment, appliances, machinery, tools, accessories, apparatus, building or construction materials, and other articles of any kind or nature whatsoever affixed or attached to the Land, including all motors, boilers, engines, pumps, compressors, tanks and similar devices, all heating, electrical, lighting, power, plumbing, air conditioning, refrigeration, ventilation and mechanical equipment, all pipes, ducts, conduits, cables and other transmission devices and equipment, and all elevators, escalators, lifts, walls, partitions, doors, windows and other equipment and property affixed to the Land that is real estate or real property or fixtures under applicable law of the State (as hereinafter defined) (collectively, the "Improvements", and
                                                          ------------
together with the Land, the "Property").
                             --------

          C.  Minerals and Related Rights.  All of Mortgagor's right, title and
              ---------------------------
interest in, to and under all rights, royalties and profits with respect to all minerals, coal, oil and gas and other substances of any kind or character on or underlying the Land, together with all water and water rights (whether riparian, appropriative, or otherwise and whether or not appurtenant).

          D.  Air and Development Rights.  All of Mortgagor's right, title and
              --------------------------
interest in, to and under all air rights, development rights or credits, zoning rights or other similar rights or interests which benefit or are appurtenant to the Property.

          E.  Parking Rights.  All estate, right, title, interest and other
              --------------
claim of Mortgagor, if any, with respect to any parking facilities located other than on the Property and used or intended to be used in connection with the operation, ownership or use of the Property, any and all replacements and substitutions for the same, and any other parking rights, easements, covenants and other interests in parking facilities acquired by Mortgagor for the use of tenants or occupants of the Improvements.

          F.  Tangible Property.  All building materials, goods, construction
              -----------------
materials, appliances (including, without limitation, stoves, ranges, ovens, disposals, refrigerators, water fountains, water coolers, fans, heaters, dishwashers, clothes washers and dryers, water heaters, hood and fan combinations, kitchen equipment, laundry equipment, kitchen cabinets and other similar equipment), stocks, beds, mattresses, bedding and linens, supplies, blinds, window shades, drapes, carpets, floor coverings, office equipment, trees, timber, crops, growing plants and shrubberies, control devices, equipment and machinery (including window cleaning, building cleaning, swimming pool, recreational, monitoring, garbage, pest control and other equipment), motor vehicles, tools, furnishings, furniture, lighting, all nonstructural additions to the Property and all other tangible property of any kind or character, together with all replacements thereof, located on or in or used in connection with the complete and comfortable use, enjoyment, occupation, operation, development and maintenance of the Property, regardless of whether or not located on or in the Property or located elsewhere for purposes of storage, fabrication or otherwise, exclusive of any of the foregoing items leased by Mortgagor or owned by tenants (other than Mortgagor) of portions of the Property (collectively, the "Tangible Property").
                    -----------------

          G.  Material Agreements.  All estate, right, title and interest of
              -------------------
Mortgagor in, to or under all contracts and agreements (including those, if any, described on Exhibit B) and all title insurance policies, guarantees and
             ---------
warranties and other contracts and agreements including any agreements taken by Mortgagor by assignment, now or hereafter relating to the Property, including all water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utility supply and service contracts (collectively,

"Material Agreements").
--------------------

          H.  Leases and Rents.  All Leases (as hereinafter defined), now or
              ----------------
hereafter in effect for the use, possession or occupancy of the Property or any part thereof, and all estate, right, title and interest of Mortgagor in and to any and all rents, profits, issues, royalties, revenues and other benefits derived from the sale or lease of the Property or any other portion of the Mortgaged Property or from or under any of the Leases (collectively, "Rents").
                                                                      -----

          I.  Security Deposit Collateral.  All cash, securities, letters of
              ---------------------------
credit, guarantees, surety bonds and similar instruments (collectively, the "Security Deposit
 ----------------

Collateral") from time to time delivered to Mortgagor as security for the
----------
performance of any tenant under a Lease, but excluding any Security Deposit Collateral which, by its terms, is unassignable or may not be pledged or transferred.

          J.  Intangibles.  All goodwill, trademarks, trade names, option
              -----------
rights, purchase contracts, books and records and general intangibles of Mortgagor relating to the Property and all accounts, contract rights, instruments, chattel paper and other rights of Mortgagor for the payment of money for property sold or lent, for services rendered, for money lent, or for advances or deposits made, and any other intangible property of Mortgagor relating to the Property, but specifically excluding rights of Mortgagor in, to and under any Material Agreements (collectively, the "Intangibles").
                                                      -----------

          K.  Plans.  All plans and specifications, designs, drawings and other
              -----
information, materials and matters heretofore or hereafter prepared relating to the Property.

          L.  Permits.  All licenses, authorizations, certificates, variances,
              -------
consents, approvals and other permits now or hereafter relating to the Property (collectively, the "Permits"), excluding from the grant under this Granting
                    -------
Clause (but not from the definition of the term "Permits" for the other purposes hereof) Permits that cannot be transferred or encumbered by Mortgagor without causing a default thereunder or a termination thereof.

          M.  Leases of Furniture, Furnishings and Equipment.  All right, title
              ----------------------------------------------
and interest of Mortgagor as lessee in, to and under any leases of furniture, furnishings and equipment now or hereafter installed in or at any time used in connection with the Property.

          N.  Condemnation Proceeds.  All Condemnation Proceeds (as hereinafter
              ---------------------
defined).

          O.  Insurance Proceeds.  All Insurance Proceeds (as hereinafter
              ------------------
defined).

          P.  Awards.  All rights and interests of Mortgagor against others,
              ------
including adjoining property owners and governmental entities arising out of damage to the Mortgaged Property, including damage due to environmental injury or release of Hazardous Materials (as hereinafter defined).

          Q.  Further Interests.  All greater or additional estate, right, title
              -----------------
and interest of Mortgagor in, to or under any of the Mortgaged Property hereafter acquired by Mortgagor, and all right, title and interest of Mortgagor in, to, under or derived from all extensions, improvements, betterments, renewals, substitutions and replacements of, and additions and appurtenances to, any of the Mortgaged Property hereafter acquired by or released to Mortgagor (including any Mortgaged Property acquired by Mortgagor by foreclosure or deed in lieu of foreclosure pursuant to the terms of any mortgage note held by Mortgagor) or constructed or located on, or attached to, the Property, in each case, immediately upon such acquisition, release, construction, location or attachment, without any further conveyance, mortgage, assignment or other act by Mortgagor; and all right, title and interest of Mortgagor in, to, under or derived from all other property and rights which by any instrument executed by Mortgagor or any Person on its behalf are otherwise subjected to the lien of this Mortgage.

          R.  Proceeds.  All proceeds of any voluntary or involuntary conversion
              --------
of any of the foregoing into cash or other property, including, without limitation, proceeds of insurance and condemnation awards and liquidated claims.

          S.  Other Property.  All other property and rights of Mortgagor of
              --------------
every kind and character relating to and used in connection with the Mortgaged Property, and all proceeds and products of any of the foregoing; provided, that
                                                                 --------
the Mortgaged Property shall not include (i) any property, rights or licenses to the extent the granting of a Lien thereon would be contrary to applicable law or
(ii) any rights under any license agreement where such license agreement would be terminable by the counterparty thereto if Mortgagor's interest therein were subject to the security interest created hereby (but only to the extent such right to terminate is enforceable under applicable law). Each such license agreement existing on the date hereof is set forth in Schedule 3(b) of the Disclosure Letter.

          TO HAVE AND TO HOLD the Mortgaged Property unto each Mortgagee, and its successors and assigns, forever, under and subject to the terms and conditions of the Credit Agreement and this Mortgage, for the security and enforcement of the prompt and complete payment, performance and observance when due of all of the Secured Obligations.

          PROVIDED ALWAYS that this Mortgage is upon the express condition that the Mortgaged Property shall be released from the lien of this Mortgage in the manner and at the time provided in Section 8.1 of this Mortgage.

          MORTGAGOR FURTHER COVENANTS AND AGREES WITH MORTGAGEE AS FOLLOWS:


                                   ARTICLE I

                                  DEFINITIONS


          SECTION 1.1.  Terms Defined in Credit Agreement.  The following terms,
                        ---------------------------------
and all other terms defined in the Credit Agreement and not otherwise defined herein, have, as used herein, the respective meanings provided for in the Credit Agreement:

          Affiliate
          Business Days
          Collateral
          Disclosure Letter
          Liens
          Loans
          Loan Documents
          Loan Party
          Material Adverse Effect
          Note
          Overdue Rate
          Person
          Required Lenders
          Responsible Officer
          Subsidiary

          SECTION 1.2.  Terms Defined in This Mortgage. The following terms, as
                        ------------------------------
used herein, have the following meanings:

          "Bankruptcy Code" means the United States Bankruptcy Code, Title 11 of
           ---------------
the United States Code, (S) 101 et seq., as amended from time to time.

          "Casualty" means any damage to, destruction or loss of or other
           --------
casualty with respect to any of the Mortgaged Property.

          "Condemnation" means any actual or threatened condemnation, taking or
           ------------
exercise of the power of eminent domain or similar action or proceeding.

          "Condemnation Proceeds" means, at any time, any award or payment paid
           ---------------------
or payable by reason of any Condemnation, whether from the exercise of the right of Condemnation or any transfer made in lieu thereof or any injury to or decrease in value of any property in connection with a Condemnation, including all amounts paid pursuant to any agreement with any condemning authority that has been made in settlement of any proceeding relating to a Condemnation and any interest earned on such award, payment or amounts, less the reasonable costs and expenses (including reasonable attorneys' fees and expenses) of Mortgagor and Mortgagee in collecting such award payment or amounts, which costs and expenses shall be paid out of such award, payment or amounts.

          "Credit Agreement" is defined in Recital Paragraph B.
           ----------------

          "Effective Date" is defined in Recital Paragraph A.
           --------------

          "Event of Default" is defined in Section 6.1.
           ----------------

          "Flood Zone" is defined in Section 3.5.
           ----------

          "Guarantee" means the Amended and Restated Guaranty, dated as of the
           ---------
date hereof, by Mortgagor (among others) to Mortgagee, as the same may hereafter be modified, extended, replaced or otherwise amended.

          "Impositions" means all taxes (including real estate taxes and sales
           -----------
and use taxes), assessments (including all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof), water, sewer or other rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character (including all interest and penalties thereon), which at any time may be assessed, levied, confirmed or imposed on or in respect of, or be a Lien upon, (i) the Mortgaged Property or any interest therein, (ii) any occupancy, use or possession of, or activity conducted on, the Mortgaged Property, (iii) the Rents from the Mortgaged Property or the use or occupancy thereof, or (iv) the Secured Obligations, but excluding income, excess profits, franchise, capital stock, estate, inheritance, succession, gift or similar taxes of Mortgagor or Mortgagee, except to the extent that such taxes of Mortgagor or Mortgagee are imposed in whole or in part in lieu of, or as a substitute for, any taxes which are or would otherwise be Impositions.

          "Improvements" is defined in Granting Clause B.
           ------------

          "Indemnified Party" means, with respect to a Person entitled to the
           -----------------
benefit of an indemnity, such Person's officers, directors, shareholders, partners, members, employees, agents and representatives.

          "Insurance Policies" means the insurance policies and coverages
           ------------------
required to be maintained by Mortgagor pursuant to Section 2.5.

          "Insurance Proceeds" means, at any time, (x) all proceeds or payments
           ------------------
to which Mortgagor may be or become entitled under any of the Insurance Policies and any and all unearned premiums accrued, accruing or to accrue under any Insurance Policies and all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, plus any interest earned on such proceeds, payments or amounts, less (y) the reasonable costs and expenses of Mortgagor and Mortgagee in collecting such proceeds, payments or amounts, which costs and expenses shall be paid out of such proceeds, payments or amounts.

          "Insurance Requirements" means all provisions of the Insurance
           ----------------------
Policies, all requirements of the issuer of any of the Insurance Policies and all orders, rules, regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon Mortgagor or applicable to the Mortgaged Property, any adjoining vaults, sidewalks, parking areas or driveways or any use or condition thereof.

          "Intangibles" is defined in Granting Clause J.
           -----------

          "Land" is defined in Granting Clause A.
           ----

          "Lease" means any lease, tenancy, subtenancy, license, franchise,
           -----
concession or other use or occupancy agreement relating to the Property, together with any guarantee of the obligations of the landlord or the tenant thereunder, or any occupancy or right to possession under Section 365 of the Bankruptcy Code in the event of the rejection of any of the foregoing by the landlord or its trustee pursuant to such Section; "landlord" means the landlord, sublandlord, lessor, sublessor, franchisor or other grantor of a right of use or occupancy under a Lease and any guarantor of its obligations thereunder; and "tenant" means the tenant, subtenant, lessee, sublessee, licensee, franchisee, concessionaire or other occupant under a Lease and any guarantor of its obligations thereunder.

          "Legal Requirements" means all provisions of all laws, statutes,
           ------------------
codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, directions and requirements of, restrictions by, and agreements with, Federal, State or local governmental bodies, agencies or officials, now or hereafter applicable to the Mortgaged Property or any part thereof or any use or condition thereof.

          "Lenders" means those parties identified as a "Lender" on Annex 1
           -------
hereto.

          "Loss" is defined in Section 8.4.
           ----

          "Material Agreements" is defined in Granting Clause G.
           -------------------

          "Mortgage" is defined in the Preamble.
           --------

          "Mortgaged Property" is defined in the Preamble to the Grant of Lien.
           ------------------

          "Mortgagee" means the Agent and the Lenders, or any of them, as the
           ---------
context may require.

          "Mortgagor" is defined in the Preamble.
           ---------

          "Other Mortgaged Properties" means the Mortgaged Property described in
           --------------------------
one or more of the Other Mortgages.

          "Other Mortgages" means those certain Mortgage, Security Agreement and
           ---------------
Assignment of Rents and Leases, if any, and those certain Deed of Trust, Security Agreement and Assignment of Rents and Leases, if any, or other similar agreements, granted from time to time by Mortgagor to Mortgagee concurrently herewith or otherwise pursuant to the Credit Agreement with respect to collateral not described in this Mortgage, as the same may hereafter be modified, extended, replaced or otherwise amended.

          "Permits" is defined in Granting Clause L.
           -------

          "Permitted Encumbrances" means those matters described on Exhibit C
           ----------------------
hereto.

          "Personal Property" means all of the items described in the definition
           -----------------
of Mortgaged Property that constitute personal property under the Uniform Commercial Code or other applicable law (including common law) of the State.

          "Property" is defined in Granting Clause B.
           --------

          "Receiver" means any receiver, trustee liquidator, conservator,
           --------
custodian or similar Person.

          "Rents" are defined in Granting Clause H.
           -----

          "Secured Obligations" means all of the Liabilities of Mortgagor to the
           -------------------
Mortgagee (or any of them) under and as defined in the Guarantee, including:

          (i) all loans, advances, debts, liabilities, and other obligations for monetary amounts (whether or not such amounts are liquidated, contingent or otherwise determinable) owing by either Wahlco or Thermatrix or any of their respective Subsidiaries or all of them to any Mortgagee, or any Subsidiary or Affiliate of any Mortgagee, and all covenants, duties and obligations regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Credit Agreement or any of the other Loan Documents, whether at maturity or by prepayment, acceleration, declaration of default or otherwise, including, without limitation, the principal amount of the Loans, as well as all interest thereon (including all amounts owed in respect of interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Loan Party), and all charges, costs, expenses, attorneys' fees and any other sum chargeable to either Wahlco or Thermatrix or any or all of their respective Subsidiaries under any of the Loan Documents,

          (ii) all other amounts payable by Mortgagor hereunder (including all amounts owed in respect of interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any of Mortgagor, Wahlco or Thermatrix),

          (iii) all Contingent Obligations of Mortgagor and all Future Advances made to or for the account of Mortgagor, as set forth and referenced in Section
10.5 hereof, and

          (iv)   any renewals or extensions of any of the foregoing.

          "Security Agreement" means the Amended and Restated Security
           ------------------
Agreement, dated as of the date hereof, among Wahlco Environmental Systems, Inc., each Subsidiary party thereto and Wexford Management LLC.

          "Security Deposit Collateral" is defined in Granting Clause I.
           ---------------------------

          "State" means the State of Maine.
           -----

          "Tangible Property" is defined in Granting Clause F.
           -----------------

          "Thermatrix" is defined in Background Paragraph A.
           ----------

          "Unavoidable Delays" means delays due to acts of God, governmental
           ------------------
restrictions, enemy actions, civil commotion, fire, casualty, strikes, shortages of supplies or labor or other causes beyond the reasonable control of Mortgagor, but lack of funds shall not be a cause beyond the reasonable control of Mortgagor.

          "Uniform Commercial Code" means the Uniform Commercial Code of the
           -----------------------
State as in effect from time to time.

          "Unmatured Default" means an event which but for the lapse of time or
           -----------------
the giving of notice, or both, would constitute a Default or an Event of Default hereunder or under any other Loan Document.

          "Wahlco" is defined in Background Paragraph A.
           ------

          SECTION 1.3. Terms Defined in Uniform Commercial Code.  Unless
                       ----------------------------------------
otherwise defined herein or in the Credit Agreement, or unless the context otherwise requires, when used in this Mortgage, terms defined in the Uniform Commercial Code have the same meanings.

          SECTION 1.4. Rules of Interpretation. In this Mortgage, unless
                       -----------------------
otherwise
specified, (i) singular words include the plural and plural words include the singular, (ii) words that include a number of constituent parts, things or elements, including the terms "Land", "Improvements," "Property" and "Mortgaged Property" (and each element thereof) shall be construed as referring separately to each constituent part, thing or element thereof, as well as to all of such constituent parts, things or elements as a whole, (iii) words importing any gender include the other gender, (iv) references to any Person include such Person's successors and assigns and, in the case of an individual, the word "successor" includes such Person's heirs, devisees, legatees, executors, administrators and personal representatives, (v) references to any statute or other law include all applicable rules, regulations and orders adopted or made thereunder and all statutes or other laws amending, consolidating or replacing the statute or law referred to, (vi) the words "include" and "including," and words of similar import, shall be deemed to be followed by the words ", without limitation," (vii) the words "hereto," "herein," "hereof," and "hereunder," and words of similar import, refer to this Mortgage in its entirety, (viii) unless otherwise specified, references to Articles, Sections, Exhibits, Schedules, paragraphs and clauses are to the Articles, Sections, Exhibits, Schedules, paragraphs and clauses of this Mortgage, (ix) the Exhibits and Schedules to this Mortgage are incorporated herein by reference, (x) the titles and headings of Articles, Sections, Exhibits, Schedules, paragraphs and clauses are inserted as a matter of convenience and shall not affect the construction of this Mortgage and (xi) unless otherwise specified, references to this Mortgage and to any other Loan Document include all amendments, modifications, supplements, consolidations, replacements, extensions and renewals thereof from time to time.

                                  ARTICLE II
                     Covenants and Agreements of Mortgagor

          To protect the security of this Mortgage, so long as this Mortgage is in effect, Mortgagor further covenants and agrees with Mortgagee as follows:

          SECTION 2.1. Payment of Secured Obligations.  Mortgagor shall duly and
                       ------------------------------
punctually pay and perform all of the Secured Obligations in accordance with the terms thereof and hereof, as if each of the same was set forth at length herein.

          SECTION 2.2. Further Assurances.  At the request of Mortgagee,
                       ------------------
Mortgagor shall, at Mortgagor's sole cost and expense (a) promptly correct any defect or error which may be discovered in this Mortgage or any financing statement or other document relating hereto, (b) promptly execute, acknowledge, deliver, record and re-record, register and re-register, and file and re-file this Mortgage and any financing statements or other documents or instruments which Mortgagee may require from time to time, all in form and substance reasonably satisfactory to Mortgagee, in order (i) to effectuate, complete, perfect, continue or preserve the Lien and priority of this Mortgage as a perfected mortgage lien and security interest on the Mortgaged Property, or (ii) to effectuate, complete, perfect, continue or preserve any right, power or privilege granted to Mortgagee hereunder, and (c) pay all filing, registration and recording taxes, fees, dues, imposts, assessments and charges in connection with the execution, delivery, filing, registration or recording of any of the foregoing.

          SECTION 2.3. Care of the Mortgaged Property.
                       ------------------------------

          (a)  Operation and Maintenance.  Mortgagor (i) shall not cause or
               -------------------------
permit the Mortgaged Property to be injured, wasted, disfigured or damaged or to deteriorate (except for reasonable wear and tear and obsolescence) and (ii) shall maintain and preserve all of the Mortgaged Property in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all repairs, renewals and replacements, betterments and improvements thereto reasonably necessary, consistent with applicable industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times, in each case except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

          (b)  Repair and Replacement.  Mortgagor shall not remove, demolish or
               ----------------------
materially alter any of the Mortgaged Property. Whether or not it shall have received or otherwise be entitled to receive any Insurance Proceeds or Condemnation Proceeds under the Credit Agreement, Mortgagor shall promptly repair, replace and rebuild any part of the Mortgaged Property which may be damaged or destroyed by any Casualty (including any casualty for which insurance was not obtained or obtainable) or which may be affected by any Condemnation, and shall complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Property, all in a commercially reasonable manner reasonably satisfactory to Mortgagee, unless the failure to repair, replace or rebuild the same could not reasonably be expected to have a Material Adverse Effect.

          (c)  Use.  Mortgagor shall not, without the prior written consent of
               ---
Mortgagee, which will not be unreasonably withheld, initiate, join in or consent to any restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or defining the uses which may be made of the Property or any part thereof.

          SECTION 2.4. Compliance With Laws and Payment of Impositions.
                       -----------------------------------------------
Contests.  Except to the extent provided otherwise in the Credit Agreement,
--------
Mortgagor shall (i) at all times comply with, and shall cause the Mortgaged Property at all times to comply with, all applicable Legal Requirements and Insurance Requirements; and (ii) promptly pay all Impositions and all charges for utilities and other services to the Mortgaged Property on or before the date on which the same shall become due and payable.

          SECTION 2.5. Insurance and Casualty.
                       ----------------------

          (a) Required Insurance.  During the term of this Mortgage, Mortgagor
              ------------------
shall
maintain, or cause to be maintained (including by one or more blanket and/or umbrella policies which meet the requirements of this Section), the property and liability insurance with respect to the Mortgaged Property described in Schedule 3(b) of the Disclosure Letter.

          (b)  Form.  All insurance required by this Mortgage shall be taken out
               ----
and maintained with an insurer, shall have such deductibles, and shall otherwise be in form and substance, as required by the Credit Agreement. In addition, each such policy shall name Mortgagee as an additional insured and loss payee and shall contain standard clauses waiving all rights of subrogation against Mortgagee and requiring that all Insurance Proceeds resulting from any claim be paid to Mortgagee, notwithstanding (i) any act or negligence of either Mortgagor or its agents or employees which might, absent such agreement, result in a forfeiture of all or part of such insurance payment, (ii) the occupation or use of the Mortgaged Property or any part thereof for purposes more hazardous than permitted by the terms of such policy, (iii) any foreclosure or other action or proceeding taken pursuant to the Mortgage or (iv) any change in title to or ownership of the Mortgaged Property or any part thereof. Each policy shall contain an undertaking by the insurer that such policy shall not be modified without at least thirty (30) days' prior notice to, and the prior written consent of, Mortgagee.

          (c)  Notice of Loss. If a Casualty occurs, Mortgagor shall immediately
               --------------
take such action or cause such action to be taken as may be reasonably necessary or appropriate to protect the remaining Mortgaged Property. Mortgagor will also give Mortgagee prompt notice of any material damage to or destruction of any of the Mortgaged Property and in case of loss covered by policies of insurance, Mortgagee is hereby authorized to make proof of loss if not made promptly by Mortgagor. Any reasonable expenses incurred by Mortgagee in the collection of the proceeds of such policies of insurance, together with interest thereon from date of any such expense at the Overdue Rate (or such lesser rate of interest as may be the maximum not prohibited by applicable law), shall be added to and become part of the Secured Obligations and shall be reimbursed to Mortgagee immediately upon demand.

          (d)  No Separate Insurance.  Mortgagor shall not take out separate
               ---------------------
insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Mortgagee is named as an additional insured thereon under a standard mortgagee clause reasonably acceptable to Mortgagee and each such policy is otherwise in form and substance reasonably acceptable to Mortgagee. Mortgagor shall notify Mortgagee at least 30 days prior to the date that any such separate insurance is to be taken out and, if such insurance is permitted by Mortgagee, shall promptly deliver to Mortgagee a copy of the policy or policies of such insurance.

          (e)  Assignment of Policies On Foreclosure.  In the event of the
               -------------------------------------
foreclosure of this Mortgage, or other transfer of title to the Mortgaged Property, or any part thereof, by foreclosure sale, or by power of sale, or deed in lieu of foreclosure, the purchaser of the Mortgaged Property, or such part thereof, shall succeed to all of each Mortgagor's rights with respect to the Mortgaged Property, including any rights to unexpired, unearned or returnable insurance premiums, subject to limitations on the assignment of blanket policies, but limited to such rights as relate to the Mortgaged Property or such part thereof. If Mortgagee acquires title to the Mortgaged Property, or any part thereof, in any manner, it shall thereupon (as between each Mortgagor and Mortgagee) become the sole and absolute owner of the insurance policies, and all proceeds payable thereunder with respect to the Mortgaged Property with the sole right to collect and retain all unearned or returnable premiums thereon with respect to the Mortgaged Property, or such part thereof, if any.

          SECTION 2.6.  Condemnation.
                        ------------

          (a)  Notice of Loss.  In the event of any Condemnation or the
               --------------
commencement of any proceedings or negotiations that might result in a Condemnation, Mortgagor shall give notice thereof to Mortgagee, generally describing the nature and extent of such Condemnation or the nature of such proceedings or negotiations and the nature and extent of the proposed Condemnation, as the case may be.

          (b)  Protection of Mortgaged Property.  If a Condemnation occurs,
               --------------------------------
Mortgagor shall immediately take such action or cause such action to be taken as may be reasonably necessary or appropriate to protect the remaining Mortgaged Property.

          SECTION 2.7.  Application of Insurance Proceeds and Condemnation
                        --------------------------------------------------
Proceeds.
--------

          (a)  Proceeds Payable to Mortgagee.  Notwithstanding any Casualty or
               -----------------------------
Condemnation, Mortgagor shall continue to pay the Secured Obligations at the time and in the manner provided for in the Loan Documents and this Mortgage, and the Secured Obligations shall not be reduced until any Insurance Proceeds or Condemnation Proceeds shall have been actually received and applied by Mortgagee to the discharge of the Secured Obligations. Except as expressly provided in the Credit Agreement, Mortgagee may apply the entire amount of any Insurance Proceeds or Condemnation Proceeds to the discharge of the Secured Obligations whether or not then due and payable in such priority and proportions as Mortgagee in its discretion shall deem proper. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Mortgagee of such Insurance Proceeds or Condemnation Proceeds, Mortgagee shall have the right, whether or not a deficiency judgment on any Loan Document shall have been sought, recovered or denied, to receive such Insurance Proceeds or Condemnation Proceeds, or a portion thereof sufficient to pay the Secured Obligations, whichever is less.

          (b)  Prosecution of Claim for Loss.  If a Casualty or a Condemnation
               -----------------------------
shall occur, Mortgagor shall file and prosecute its claim or claims for any such Insurance Proceeds or Condemnation Proceeds in good faith and with due diligence and cause the same to be collected and paid over to Mortgagee, and hereby irrevocably authorizes and empowers Mortgagee, in the name of Mortgagor or otherwise to collect and receipt for any such Insurance Proceeds or Condemnation Proceeds and to adjust any insurance claims and to file and prosecute such claim or claims, and although it is hereby expressly agreed that the same shall not be necessary in any event, Mortgagor shall, upon demand of Mortgagee, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such Insurance Proceeds or Condemnation Proceeds to Mortgagee, free and clear of any Liens whatsoever. Mortgagor hereby irrevocably appoints Mortgagee as Mortgagor's attorney-in-fact for each such purpose (which appointment is coupled with an interest) and authorizes any Person to act upon the foregoing appointment.

          SECTION 2.8.  Transfer Restrictions.  Except as expressly permitted by
                        ---------------------
the Credit Agreement, Mortgagor shall not further mortgage, hypothecate, pledge or suffer to exist any Lien on, or sell, transfer, convey or lease, all or any part of the Mortgaged Property (or any interest therein).

          SECTION 2.9.  Mortgagee's Right to Perform. If Mortgagor shall fail to
                        ----------------------------
pay or perform any of the Secured Obligations, then Mortgagee, upon ten (10) days' prior notice to Mortgagor may, but shall not be obligated to, make (or cause to be made) any such payment or perform (or cause to be performed) any such Secured Obligation of Mortgagor, in any form and manner deemed reasonably appropriate by Mortgagee as agent or attorney-in-fact of Mortgagor, and any amount so paid or extended, plus reimbursement to Mortgagee for its reasonable out-of-pocket and other expenses, including legal expenses, for each matter for which it acts under this Mortgage, shall be added to the Secured Obligations and shall be repaid to Mortgagee upon demand. By way of illustration and not in limitation of the foregoing, Mortgagee may, but need not, make payments of principal, interest or other charges on any obligations secured by any Permitted Encumbrance or other Lien or charge; purchase, discharge, compromise or settle any tax Lien or any other Lien, encumbrance, suit, proceeding, title or claim thereof; pay any premium owing on any insurance policy covering the Mortgaged Property; or redeem from any tax sale or forfeiture affecting the Property or contest any tax or assessment. In making any payment or securing any performance relating to any such obligation of Mortgagor hereunder or thereunder, Mortgagee, so long as it acts in good faith, shall be the sole judge of the legality, validity and amount of any Lien or encumbrance and of all other matters necessary to be determined in satisfaction thereof. No such action of Mortgagee shall be considered as a waiver of any right accruing to it on account of the occurrence of any default on the part of Mortgagor under this Mortgage, any Event of Default or any default or event of default under any other Loan Document.

          SECTION 2.10. Subrogation. To the extent that Mortgagee, after the
                        -----------
date
hereof, pays pursuant to the terms of this Mortgage, the Credit Agreement or any other Loan Document any sum due under any provision of law or any instrument or document creating any Lien prior or superior to the Lien of this Mortgage, Mortgagee shall have and be entitled to a Lien on the Mortgaged Property equal in priority to that discharged, and Mortgagee shall be subrogated to, and receive and enjoy all rights and Liens possessed, held or enjoyed by the holder of such Lien, which shall remain in existence for the benefit of Mortgagee to secure the amount expended by Mortgagee on account of or in connection with such Lien. Mortgagee shall be subrogated, notwithstanding their release of record, to mortgages, trust deeds, superior titles, vendor's Liens, Liens, charges, encumbrances, rights and equities on the Property to the extent that any obligation under any thereof is paid or discharged by Mortgagee.

          SECTION 2.11.  Inspection of Mortgaged Property.  Mortgagor shall
                         --------------------------------
permit Mortgagee and Mortgagee's agents, as frequently as Mortgagee reasonably determines to be appropriate, during normal business hours (or at such other times as may be reasonably be requested by Mortgagee), to enter upon the Property for the purpose of inspecting and/or appraising the Mortgaged Property and all books, records and documents of Mortgagor relating thereto, and for the purpose of performing any of the acts that Mortgagee is authorized to perform under the terms of any of the Loan Documents; provided, that Mortgagee shall
                                              --------
have no duty to make such inspections and shall not incur any liability or obligation for making or not making inspections. In exercising the foregoing rights, Mortgagee shall use reasonable efforts to minimize any disruption of Mortgagor's operations and shall be subject to Mortgagor's reasonable security and operating measures.

          SECTION 2.12.  Certain Tax Law Changes. In the event of the passage
                         -----------------------
after the date of this Mortgage of any law deducting from the value of real property, for the purpose of taxation, amounts in respect of any lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and in any such event imposing a tax, either directly or indirectly, on this Mortgage, Mortgagor shall pay such tax on or before the later of the date the same is due and the tenth day after Mortgagor obtains actual knowledge of the same.

          SECTION 2.13.  Future Advances.  All future advances under this
                         ---------------
Mortgage or under any other agreements at any time made between Mortgagor and Mortgagee shall have the same priority as if the future advance was made on the date that this Mortgage was recorded. Notice is hereby given that the Secured Obligations may increase as a result of any defaults hereunder by Mortgagor due to, for example, and without limitation, unpaid interest or late charges, unpaid Impositions or insurance premiums or other charges which Mortgagee elects to advance, defaults under Leases that Mortgagee elects to cure, attorneys' fees or costs incurred in enforcing the Loan Documents or other expenses. Except as otherwise provided in the Credit Agreement, interest shall be payable on any future advances at the Overdue Rate.

          SECTION 2.14.  Covenants in Loan Documents.  Mortgagor shall also
                         ---------------------------
comply with all other covenants and obligations (a) which either Wahlco or Thermatrix is obligated under the Credit Agreement to cause Mortgagor to comply with, and (b) set forth in the Security Agreement, as if each of the same was set forth at length herein as the direct obligation of Mortgagor hereunder.


                                  ARTICLE III
                         Representations and Warranties

          Mortgagor represents and warrants to and agrees with the Secured Parties as follows:

          SECTION 3.1.

          (a)  Title.  Mortgagor owns and will at all times own good and
               -----
marketable fee simple title to the Property, and good and valid title to the balance of the Mortgaged Property, in each case free and clear of all Liens, other than the Lien and security interests created by this Mortgage and any Permitted Encumbrances.

          (b)  Chain of Title.  Mortgagor acquired title to the Property under
               --------------
the name Bachman Properties, Inc. Bachman Properties, Inc. merged into and with Bachman Industries, Inc. on or about June, 28, 1990. Bachman Industries Inc.
                                     --------------
thereafter changed its name to Wahlco Engineered Products, Inc.

          SECTION 3.2.  Valid Lien and Security Interest.  This Mortgage creates
                        -------------------------------
(a) a valid and enforceable lien on the Property under the laws of the State in favor of Mortgagee as security for the Secured Obligations, and (b) a valid and enforceable security interest in the Personal Property under the laws of the State in favor of Mortgagee as security for the Secured Obligations. All necessary actions have been taken to establish a duly perfected first priority lien and security interest in favor of Mortgagee in respect of Mortgagor's interest in the Mortgaged Property (other than only the recording of this Mortgage in the appropriate land records therefor), including, if required under State law, the filing of record of financing statements in the appropriate form, properly describing the Personal Property, duly executed by Mortgagor, in the offices listed on Exhibit D hereto and the payment of all taxes and filing fees
                  ---------
in connection therewith. The description of the Personal Property set forth in such financing statements is sufficient to perfect a security interest in those items of Personal Property in which a security interest may be perfected by the filing of a financing statement under the Uniform Commercial Code. No further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary, except as provided under applicable law with respect to the filing of continuation statements. No mortgage, deed of trust or similar instrument and no financing statement or other similar document has been signed, recorded or filed covering Mortgagor's right, title or interest in or to any Mortgaged Property, other than (a) those naming Mortgagee as mortgagee or secured party thereunder and (b) those creating Permitted Encumbrances.


                                  ARTICLE IV
                     Security Agreement and Fixture Filing

          SECTION 4.1.  Security Agreement.
                        ------------------

          (a)  Grant of Security Interest.  To the extent that the Mortgaged
               --------------------------
Property includes Personal Property under applicable State law, this Mortgage shall also be construed as a security agreement and the grant to the Mortgagee, of a security interest in such Personal Property under the Uniform Commercial Code.

          (b)  Remedies.  If an Event of Default shall occur, Mortgagee may
               --------
exercise from time to time and at any time any rights and remedies available to it under applicable law upon default in the payment of indebtedness, including, without limitation, any right or remedy available to it as a secured party under the Uniform Commercial Code. Mortgagor shall, promptly upon request by Mortgagee, assemble the Mortgaged Property, or any portion thereof generally described in such request, and make the same available to Mortgagee at such place or places designated by Mortgagee and reasonably convenient to Mortgagee and Mortgagor. If Mortgagee elects to proceed under the Uniform Commercial Code to dispose of all or any portion of the Mortgaged Property, Mortgagee, at its option, may give Mortgagor notice of the time and place of any public sale of any such property, or of the date after which any sale or other disposition thereof is to be made, by sending notice by registered or certified first class mail, postage prepaid, to Mortgagor at least ten (10) days prior to the time of the sale or other disposition. If any notice of any proposed sale, assignment or transfer by Mortgagee of any portion of the Collateral or any interest therein is required by law, Mortgagor conclusively agrees that, unless any longer period shall then be required by the Uniform Commercial Code, ten (10) days' notice to Mortgagor of the date, time and place (and, in the case of a sale, the terms) thereof is reasonable. Mortgagee may, at its option, appoint any other Person as the agent of Mortgagee for the purpose of disposition of the Personal Property in accordance with the Uniform Commercial Code. Mortgagor acknowledges and agrees that a disposition of the Personal Property in accordance with Mortgagee's rights and remedies in respect of the Personal Property as provided in this Section is a commercially reasonable disposition thereof.

          SECTION 4.2.  Fixture Filing.  To the extent that the Mortgaged
                        --------------
Property includes items of Personal Property that are or are to become fixtures under applicable law, and to the extent permitted under applicable law, the filing of this Mortgage in the land records of the county in which such Mortgaged Property is located shall also operate from the time of fixture filing with respect to such Mortgaged Property, the information required for the purpose of such fixture filing being as set forth in this Mortgage.

          SECTION 4.3.  Security Deposit Collateral.  So long as no Event of
                        ---------------------------
Default shall have occurred and shall be continuing, Mortgagor shall have the exclusive right, as between Mortgagor and Mortgagee, to apply, draw, make demand, sue for, or amend any Security Deposit Collateral or waive or release any party from its obligations under or in respect of any Security Deposit Collateral. If an Event of Default shall occur and shall be continuing, Mortgagee shall (at its option) have the exclusive right, as between Mortgagor and Mortgagee, upon notice to Mortgagor, to apply, draw, make demand, sue for, or amend any Security Deposit Collateral.

          SECTION 4.4.  Additional Covenants.  All other covenants and
                        --------------------
obligations of Mortgagor contained herein relating to the Mortgaged Property (including those incorporated by reference under Section 2.14 hereof) shall be deemed to apply to the Personal Property whether or not expressly referred to in this Article IV, as if the same were the direct obligation of Mortgagor set forth at length herein.


                                   ARTICLE V
                        Assignments of Rents and Leases

          SECTION 5.1.  Assignment of Rents and Leases.
                        ------------------------------

          (a)  Assignment of Rents.  Mortgagor hereby presently, absolutely and
               -------------------
irrevocably assigns to Mortgagee, subject to the license of Mortgagor under subsection (b) of this Section, all Leases and the Rents, and Mortgagee and, if a Receiver has been appointed under this Mortgage, such Receiver, shall have the absolute, immediate and continuing right, subject to mandatory provisions of applicable law, to collect and receive all Rents now or hereafter, including during any period of redemption, accruing with respect to the Property. The Lien on the Leases and the Rents made under Granting Clause H hereof shall be in addition to and subject to the foregoing assignment. At the request of Mortgagee or such Receiver, Mortgagor shall promptly execute, acknowledge, deliver, record, register and file any additional general assignment of the Leases or specific assignment of any Lease which Mortgagee or such Receiver may require from time to time (all in form and substance reasonably satisfactory to Mortgagee and such Receiver) to effectuate, complete, perfect, continue or preserve this assignment of the Leases and the Rents and the Lien upon the Leases and the Rents made under Granting Clause H.

          (b)  License to Collect Rents.  As long as no Event of Default has
               ------------------------
occurred, Mortgagor shall have the right under a license granted hereby, subject to subsection (c) of this Section, to collect the Rents upon the due date thereof, but not prior to such due date.

          (c)  Termination of License Upon Event of Default.  If an Event of
               --------------------------------------------
Default shall occur, the license granted under subsection (b) of this Section shall immediately and automatically terminate, without the necessity of any action by any Person, and Mortgagee and any Receiver appointed under this Mortgage shall have the right to exercise the rights and remedies provided under this Mortgage or otherwise under applicable law. If an Event of Default shall occur, upon demand by the Person exercising the rights under this Section, Mortgagor shall promptly pay to such Person all security deposits under the Leases and all Rents allocable to any period after the occurrence of such Event of Default. Subject to any applicable Legal Requirement, any Rents received hereunder by the Person exercising the rights under this Section shall be promptly paid to Mortgagee, and any Rents received hereunder by Mortgagee shall be applied and disbursed as provided in Section 6.9; provided that, subject to any applicable requirement of law, any security deposits actually received by Mortgagee shall be held, applied and disbursed as provided in the applicable Leases.

          (d)  Direction to Tenants. Upon the occurrence of an Event of Default,
               --------------------
Mortgagor shall, at the direction of Mortgagee, further authorize and direct, in writing, the tenant under each Lease to pay directly to, or as directed by, Mortgagee all Rents accruing or due under its Lease without proof to the tenant of the occurrence and continuance of such Event of Default. Mortgagor hereby authorizes the tenant under each Lease to rely upon and comply with any notice or demand from Mortgagee for payment of Rents to Mortgagee and Mortgagor shall have no claim against any tenant for Rents paid by such tenant to Mortgagee pursuant to such notice or demand.

          (e)  No Release of Tenants.  Neither this Mortgage nor any action or
               ---------------------
inaction on the part of Mortgagee shall release any tenant under any lease, any guarantor of any Lease or Mortgagor from any of their respective obligations under the Leases or constitute an assumption of any such obligation on the part of Mortgagee. No action or failure to act on the part of Mortgagor shall adversely affect or limit the rights of Mortgagee under this Mortgage or, through this Mortgage, under the Leases.

          (f)  No Liability of Mortgagee.  Neither the acceptance hereof nor the
               -------------------------
exercise of the rights and remedies hereunder nor any other action on the part of Mortgagee or any Person exercising the rights of Mortgagee hereunder shall be construed to (i) be an assumption by Mortgagee or any such Person or to otherwise make Mortgagee or such Person liable or responsible for the performance of any of the obligations of Mortgagor under or with respect to the Leases or for any Rent, security deposit or other amount delivered to Mortgagor; provided that Mortgagee or any such Person exercising the rights of Mortgagee shall be accountable as provided in subsection (c) of this Section for any Rents, security deposits or other amounts actually received by Mortgagee or such Person, as the case may be; or (ii) obligate Mortgagee or any such Person to take any action under or with respect to the Leases or with respect to the Mortgaged Property, to incur any expense or perform or discharge any duty or obligation under or with respect to the Leases or with respect to the Mortgaged Property, to appear in or defend any action or proceeding relating to the Leases or the Mortgaged Property, to constitute Mortgagee as a mortgagee in possession (unless Mortgagee actually enters and takes possession of the Mortgaged Property), or to be liable in any way for any injury or damage to person or property sustained by any Person in or about the Mortgaged Property, other than to the extent caused by the willful misconduct or gross negligence of Mortgagee or any Person exercising the rights of Mortgagee hereunder.

          (g)  No Existing Leases.  Mortgagor represents and warrants that as of
               ------------------
the date hereof, no Leases exist with respect to the Mortgaged Property.


                                   ARTICLE VI
                             Defaults and Remedies

          SECTION 6.1.  Events of Defaults.  The following shall be an Event of
                        ------------------
Default hereunder (an "Event of Default"):  any Event of Default by or with
                       ----------------
respect to Mortgagor, either Borrower or any other Loan Party under and as defined in the Credit Agreement or any other Loan Document.


          SECTION 6.2.  Remedies.
                        --------

          (a)  General.  If an Event of Default shall occur and shall be
               -------
continuing, Mortgagee, with or without entry onto the Property, shall have the following rights:

                    (i) to immediately foreclose this Mortgage and the lien hereof;

                    (ii) to sell Mortgagor's right, title and interest in and to the Mortgaged Property, as a whole or in separate parcels, at one or more public sales, at such time and place and upon such terms and conditions as may be required or permitted by applicable law. Such power shall not be exhausted until the Secured Obligations have been paid in full. Mortgagee may execute and deliver to the purchaser or purchasers at any sale a sufficient conveyance of the Mortgaged Property sold thereby divesting Mortgagor of all right, title or interest that it may have in and to such Mortgaged Property and vesting the same in the purchaser or purchasers at such sale or sales, free of the security interest and lien of this Mortgage and free of all rights of redemption in Mortgagor;

                    (iii) to take such steps to protect and enforce its rights and the lien of this Mortgage whether by action, suit or proceeding in equity or at law for the specific performance of any provision in the Loan Documents, or in aid of the execution of any power granted in this Mortgage, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy Mortgagee shall elect;

                    (iv) to apply for the appointment of a Receiver for the Mortgaged Property in accordance with Section 6.4; and

                    (v) to take all such other steps and to assert and exercise all such other rights and remedies as shall be permitted by applicable law.

          (b)  Foreclosure.  This Mortgage may be foreclosed once against all or
               -----------
successively against any part or parts of the Mortgaged Property as Mortgagee may elect. This Mortgage and the right of foreclosure hereunder shall not be impaired or exhausted by one or any foreclosure or by one or any sale, and may be foreclosed successively and in parts, until all of the Mortgaged Property has been foreclosed against and sold. The purchase money proceeds or avails of any foreclosure or sale after default and any other sums which then may be held by Mortgagee under this Mortgage shall be applied as provided in Section 6.9 hereof.

          (c)  Mortgagee May Bid.  In connection with any such foreclosure or
               -----------------
sale, Mortgagee may bid for and acquire Mortgagor's interest in the Mortgaged Property or any part thereof and in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the Secured Obligations the net sale price after deducting therefrom the amounts referred to in clause "first" of Section 6.9. Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales, and, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (d)  Acceleration of Secured Obligations.  In the event of any sale
               -----------------------------------
made under or by virtue of this Article, the entire principal of, interest and other amounts in respect of the Secured Obligations, if not previously due and payable, shall, at the option of Mortgagee, immediately become due and payable, anything in this Mortgage to the contrary notwithstanding.

          SECTION 6.3.  Possession of Property.
                        ----------------------

          (a)  Mortgagor to Vacate Property.  Mortgagor hereby waives, if an
               ----------------------------
Event of Default shall occur and shall be continuing, all right to the possession and Rents of the Property, and Mortgagor hereby expressly authorizes and empowers Mortgagee, upon such occurrence and continuation, for the purpose of protecting and preserving the Property and the interest of Mortgagee therein, and to the extent permitted by law, (i) to enter upon and take possession of the Property, to remove and exclude Mortgagor and its agents and servants wholly therefrom, by summary proceeding, ejectment or other legal proceeding, and to take possession of all books, records and accounts relating thereto, and Mortgagor agrees to surrender possession of the Property and of such books, records and accounts to Mortgagee on demand and (ii) with or without the entry upon or taking possession of the Property, to hold, operate, manage, repair and maintain the Mortgaged Property and to collect and receive all Rents derived from the Property, and after deducting therefrom all reasonable costs, expenses and liabilities (including reasonable attorneys' fees and expenses) incurred by Mortgagee in collecting the same and in using, managing, preserving and controlling the Property for the purpose of protecting and preserving the Mortgaged Property and the interest of Mortgagee therein, and otherwise in exercising Mortgagee's rights hereunder, including all amounts necessary to pay Impositions and reasonable other charges in connection with the Property, as well as reasonable compensation for Mortgagee's agents and employees, and to apply the remainder as set forth in Section 6.9. Without limiting any other right or remedy of Mortgagee pursuant to any other provision of this Mortgage or the Credit Agreement, upon or at any time after the filing of a suit to foreclose this Mortgage, the court in which such suit is filed shall have full power to enter an order placing Mortgagee in possession of the Property with the same power granted to a Receiver pursuant to the applicable Sections of this Mortgage and with all other rights and privileges of a mortgagee-in-possession under applicable State law. All such costs, expenses and liabilities incurred by Mortgagee shall be Secured Obligations.

          (b)  Payment for Use and Occupancy.  Following an Event of Default and
               -----------------------------
the exercise by Mortgagee of its remedies hereunder, if at any time Mortgagee shall have (and shall exercise) the right, following such summary proceeding, ejectment or other proceeding pursuant to Section 6.3(a), to exclude Mortgagor from all or any part of the Property and Mortgagor shall fail to vacate all or such portion of the Property, then, Mortgagor shall pay the fair and reasonable rental value for the use and occupancy of the Property or any portion thereof that is being occupied by Mortgagor for such period and, upon default of any such payment Mortgagor may be evicted by any summary action or proceeding for the recovery of possession of such portion of the Property for nonpayment of rent, however designated.

          SECTION 6.4.  Appointment of Receiver.  If an Event of Default shall
                        -----------------------
occur and shall be continuing, Mortgagee shall, to the fullest extent permitted by law, and without regard to the adequacy or value of any security for the Secured Obligations or the solvency of Mortgagor, or the occupancy of the Property or any part thereof as a homestead, and without the requirement of any bond, be entitled to the appointment of a Receiver for all or any part of the Mortgaged Property and all Rents therefrom (the inclusion in this Mortgage of the provisions for the appointment of a Receiver and the assignment of Rents being an express condition upon which Mortgagee agreed to execute the Credit Agreement and to accept this Mortgage), whether or not such receivership is incidental to a proposed sale of the Mortgaged Property or otherwise, and, to the fullest extent permitted by law, Mortgagor hereby consents to the appointment of such a Receiver and will not oppose any such appointment.

          SECTION 6.5.  Waiver of Stay, Extension, Moratorium and Marshalling
                        -----------------------------------------------------
Laws and Equity of Redemption.  To the maximum extent permitted by law,
-----------------------------
Mortgagor shall not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions of this Mortgage; nor claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of, or rights of marshalling with respect to, the Mortgaged Property or any portion thereof prior to or in connection with any sale or sales thereof which may be made under or by virtue of this Mortgage; and Mortgagor, to the extent that it lawfully may, hereby waives all benefit or advantage of any such law or laws. Mortgagor, for itself and all who may claim under it, hereby waives, to the maximum extent permitted by applicable law, any and all rights and equities of redemption from sale under the power of sale created hereunder or from sale under any order or decree of foreclosure of this Mortgage and (if an Event of Default shall occur) all notice or notices of seizure, and all right to have the Mortgaged Property marshalled upon any foreclosure hereof. Mortgagee shall not be obligated to pursue or exhaust its rights or remedies as against any other part of the Mortgaged Property and Mortgagor hereby waives any right or claim of right to have Mortgagee proceed against any portion of the Mortgage Property in any particular order.

          SECTION 6.6.  Mortgagee Authorized to Execute Documents.  Mortgagor
                        -----------------------------------------
irrevocably appoints Mortgagee the true and lawful attorney of Mortgagor (which appointment is coupled with an interest and shall be irrevocable), in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement hereof, whether pursuant to power of sale, foreclosure or otherwise, to execute and deliver all deeds, bills of sale, assignments, releases and other instruments as Mortgagee may consider necessary or appropriate, with full power of substitution, Mortgagor hereby ratifying and confirming all that its said attorney or any substitute shall lawfully do by virtue hereof. Nevertheless, if so requested by Mortgagee or any purchaser, Mortgagor will immediately ratify and confirm, without any cost or charge therefor, any such sale, assignment, transfer or delivery by executing and delivering to the grantee or such purchaser all such proper deeds, bills of sale, assignments, releases and other instruments as may be designated in any such request.

          SECTION 6.7.  Collateral Situated in More than One County.  If the
                        -------------------------------------------
Mortgaged Property is situated in two or more counties in the State, or in two judicial districts of the same county, Mortgagee shall have the full power to select in which county or counties, or in which judicial district or districts, the sale of the Mortgaged Property is to be made, and Mortgagee's selection shall be binding upon Mortgagor and shall permit the sale of the whole to be made in any of the counties or judicial districts in which part of the Mortgaged Property is located. Mortgagor hereby waives any right it might otherwise have or assert to object to foreclosure, through the use of a single Mortgage, upon all of the Mortgaged Property in the State.

          SECTION 6.8.  Collateral in Other States.  Mortgagor acknowledges and
                        --------------------------
agrees that the Other Mortgaged Properties may be located in states other than the State, and Mortgagor therefore waives and relinquishes any and all rights it may have, whether at law or equity, to require Mortgagee to proceed to enforce or exercise any rights, powers and remedies that Mortgagee or any trustee may have under this Mortgage and the Other Mortgages in any particular manner, in any particular order, or in any particular state or other jurisdiction. Without limiting the generality of the foregoing, (a) Mortgagee shall not be precluded from or restricted in exercising any of its rights and remedies hereunder due to the prior or concurrent exercise by Mortgagee or any trustee of any of its rights and remedies under any Other Mortgage, (b) neither Mortgagee nor any trustee shall be precluded from or restricted in exercising any of its rights and remedies under any Other Mortgage due to the prior or concurrent exercise by Mortgagee of any of its rights and remedies hereunder, and (c) neither Mortgagee nor any trustee shall be required to exercise or enforce any of its rights and remedies under any Other Mortgage before or concurrently with the exercise by Mortgagee of any of its rights and remedies hereunder. Mortgagor further agrees that any particular proceeding, including foreclosure through court action (in a state or federal court) or power of sale, may be brought and prosecuted in the local or federal courts of any one or more of the states in which any of the Mortgaged Property and the Other Mortgaged Properties may be located, without regard to the fact that any one or more prior or contemporaneous proceedings have been instituted elsewhere with respect to the same or any other portion of the Mortgaged Properties or the Other Mortgaged Properties.

          SECTION 6.9.  Application of Proceeds.  Following the occurrence of an
                        -----------------------
Event of Default, any proceeds of any of the Mortgaged Property shall be applied first, to the costs and expenses of the Mortgagees payable pursuant to
          -----
     the Credit Agreement and this Mortgage,

          second, to the payment of all other Secured Obligations other than
          ------
     principal and
     interest,

          third, to interest accrued and unpaid on the Secured Obligations, on a
          -----
     pro rata basis among the Mortgagees determined by the amount of interest accrued and unpaid on the Secured Obligations of each Mortgagee,

          fourth, to the satisfaction of the principal amount of the Secured
          ------
     Obligations, on a pro rata basis among the Mortgagees determined by principal amount of the Secured Obligations of each Mortgagee then outstanding, and fifth, the remainder, if any, to Mortgagor or such other Person as may
          -----
     entitled thereto by law.

Mortgagor shall remain liable for any deficiency.

          SECTION 6.10.  Setoff.  To the fullest extent permitted by applicable
                         ------
law, at any time while an Event of Default has occurred and is continuing, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Secured Obligations at any time held or owing by the Mortgagees to or for the credit or account of Mortgagor, except accounts with respect to which Mortgagor is a trustee or an escrow agent in respect of bona fide third parties, may be offset and applied toward the payment of the Secured Obligations owing to such Mortgagee, whether or not the Secured Obligations, or any part thereof, shall then be due.

          SECTION 6.11.  Receipt a Sufficient Discharge to Purchaser.  Upon any
                         -------------------------------------------
sale of the Mortgaged Property or any part thereof or any interest therein, whether pursuant to power of sale, foreclosure or otherwise, the receipt by Mortgagee or the officer making the sale under judicial proceedings of the purchase money therefor shall be a sufficient discharge to the purchaser for such purchase money, and such purchaser shall not be obligated to see to the application thereof.

          SECTION 6.12.  Sale a Bar Against Mortgagor.  Any sale of the
                         ----------------------------
Mortgaged Property or any part thereof or any interest therein under or by virtue of this Mortgage, whether pursuant to power of sale, foreclosure or otherwise, shall forever be a bar against Mortgagor.

          SECTION 6.13.  Remedies Cumulative; Waiver.  No remedy or right of
                         ---------------------------
Mortgagee hereunder, under the Credit Agreement, or any other Loan Document or otherwise, or available under applicable law, shall be exclusive of any other right or remedy, but each such remedy or right shall be in addition to every other remedy or right now or hereafter existing at law or in equity under any such document or under applicable law. No delay in the exercise of, or omission to exercise, any remedy or right accruing on any default or Event of

Default shall impair any such remedy or right or be construed to be a waiver of any such default or Event of Default or an acquiescence therein, nor shall it affect any subsequent default or Event of Default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed proper by Mortgagee. All obligations of Mortgagor, and all rights, powers and remedies of Mortgagee expressed herein, shall be in addition to, and not in limitation of, those provided by law or in the Credit Agreement, any other Loan Document or any other written instrument relating to any of the Secured Obligations or any security therefor. Any and all covenants of Mortgagor in this Mortgage may from time to time, by instrument in writing signed by Mortgagee, be waived to such extent and in such manner as Mortgagee may desire, but no such waiver will ever affect or impair the rights of Mortgagee hereunder, except to the extent specifically stated in such written instrument.

          SECTION 6.14.  No Liability of Mortgagees.  Notwithstanding anything
                         --------------------------
contained in this Mortgage, this Mortgage is only intended as security for the Secured Obligations and the Mortgagees shall not be obligated to perform or discharge, and does not hereby undertake to perform or discharge, any obligation, duty or liability of Mortgagor with respect to any of the Mortgaged Property. Unless and until a Mortgagee takes actual possession of the Mortgaged Property, either through foreclosure, the taking of a deed in lieu thereof or otherwise, the Mortgagees shall not have responsibility for the control, care, management or repair of the Mortgaged Property nor shall such Mortgagee be responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Mortgaged Property resulting in loss or injury or death to any licensee, employee, tenant or stranger or other Person. Mortgagor shall indemnify and hold harmless the Mortgagees from and against any and all loss, cost and liability incurred by Mortgagee in connection with any of the foregoing which are not the responsibility of the Mortgagees in accordance with this Section; provided, however, that Mortgagor shall not be liable for such
         --------
indemnification to any Mortgagee to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense results from such Mortgagee's gross negligence or willful misconduct.


                       ARTICLE VII  Concerning Mortgagee

          SECTION 7.1.  [Intentionally Omitted]



                                 ARTICLE VIII
                                 Miscellaneous

          SECTION 8.1.  Termination; Defeasance.  This Mortgage and the security
                        -----------------------
interests created hereby shall terminate when the Secured Obligations due and to become due shall have been paid or performed in full. Upon termination, Mortgagee shall execute and deliver to Mortgagor an appropriate release and such other documents reasonably required by Mortgagor, and shall turn over to Mortgagor any of the Mortgaged Property and any other files, documents or material held by Mortgagee. Mortgagor shall pay Mortgagee's reasonable expenses (including attorneys' fees and expenses) in connection with the termination hereof and any transfer of such property.

          SECTION 8.2.  Rights Cumulative; Waivers.  To the fullest extent
                        --------------------------
permitted by law, the rights and remedies of the Mortgagees under this Mortgage and the other Loan Documents shall be cumulative. The exercise, failure to exercise or delay in exercising any right or remedy by any of the Mortgagees shall not prevent any of them from exercising any other right or remedy or exercising such right or remedy at a later time.

          SECTION 8.3.  Fees and Expenses.  Subject to Section 10.2 of the
                        -----------------
Credit Agreement (to the extent applicable), Mortgagor shall pay upon demand all fees and expenses (including reasonable attorneys' fees and expenses) incurred by Mortgagee in connection with (a) the administration of this Mortgage and any amendment or modification hereof, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Mortgaged Property or (c) the failure by Mortgagor to perform or observe any of the provisions hereof and the exercise or enforcement of any of the rights of, and collection of amounts due to, the Mortgagees hereunder.

          SECTION 8.4.  Indemnification.
                        ---------------

          (a)  Indemnity.  Mortgagor shall protect, indemnify and hold harmless
               ---------
each Mortgagee and each of its Indemnified Parties from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs, fees, charges and expenses (including reasonable attorneys' fees and expenses and further including in connection with the enforcement of this indemnity) (each, a "Loss") imposed upon or incurred by or asserted against any such
          ----
Mortgagee or Indemnified Party by reason of (i) any accident, injury or death of persons or loss of or damage to property occurring on or about the Property or any part thereof; (ii) any use or nonuse of the Property or any part thereof;
(iii) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage (including with respect to environmental matters under Article IX of this Mortgage); (iv) the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (v) any negligent or tortious act or omission on the part of Mortgagor or any of its agents, employees, contractors, licensees, lessees or invitees; (vi) any contest of any Legal Requirement, Imposition or other matter or (vii) any other matter or thing arising from or attributable to Mortgagor's interest in the Mortgaged Property and/or receipt of any income therefrom, other than Losses resulting from Mortgagee's gross negligence or willful misconduct, as determined by a court of competent jurisdiction. If any action, suit or proceeding is brought against Mortgagee or any Indemnified Party by reason of any such occurrence, Mortgagor, upon such Person's request, will at Mortgagor's expense resist and defend such action, suit or proceeding or will cause the same to be resisted and defended by counsel for the insurer of the liability or by counsel approved by such Person. Any amounts payable to any Mortgagee or any Indemnified Party pursuant to the indemnity contained in this Section shall be due within ten (10) days after demand therefor, and if not paid when due shall bear interest at the Overdue Rate from and including the date due to the date of payment by Mortgagor; and all such amounts, together with all such interest, shall be deemed part of the Secured Obligations secured by this Mortgage. The indemnity set forth in this Section shall survive the repayment in full of the Secured Obligations and the release of any and all liens of Mortgagee, the transfer of any and all right, title and interest in and to the Mortgaged Property, or any part thereof, to any Person and the satisfaction of the Secured Obligations.

          (b)  Third-Party Beneficiaries.  Each Indemnified Party shall be a
               -------------------------
third-party beneficiary hereof and shall be entitled to, and to enforce, all of the rights, benefits and protections afforded herein to an Indemnified Party, as if such Indemnified Party were a party hereto.

          SECTION 8.5.  Notices.  All notices and other communications provided
                        -------
to any party in connection with this Mortgage shall be given and effective as follows:

          (a)  If to the Lenders or to Mortgagee, at:

               Wexford Management LLC
               411 West Putnam Avenue
               Greenwich, Connecticut 06830
               Telephone:  (203) 862-7000
               Attention:  Arthur H. Amron
               Facsimile:  (203) 862-7312
               and
               Attention:  Jay L. Maymudes
               Facsimile:  (203) 862-7350

               With a copy to:

               Howard, Smith & Levin
               1330 Avenue of the Americas
               New York, New York  10019
               Attention:  Michael B. Hopkins, Esq.
               Telephone:  (212) 841-1000
               Facsimile:  (212) 841-1010

          (b)  If to Mortgagor, at:

               c/o Thermatrix Inc.
               308 N. Peters Road, Suite 100
               Knoxville, Tennessee  37922
               Attention:  Edward E. Greene
               Telephone:  (423) 539-9603
               Facsimile:  (423) 670-4091

               With a copy to

               Wilson Sonsini Goodrich & Rosati,
               650 Page Mill Road
               Palo Alto, CA 94304
               Attention: Michael J. Danaher, Esq.
               Telephone: (650) 493-9300
               Facsimile: (650) 493-6811

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

          SECTION 8.6.   Amendment and Waiver.  Except as otherwise provided
                         --------------------
herein, this Mortgage may be amended, and observance of any term of this Mortgage may be waived, with (and only with) the written consent of Mortgagor and Mortgagee.


          SECTION 8.7.   Expenses of Mortgagor's Agreements and Duties.  The
                         ---------------------------------------------
terms, conditions, covenants and agreements to be observed or performed by Mortgagor under this Mortgage shall be observed or performed by it at its sole cost and expense.

          SECTION 8.8.   Mortgagee's Right to Use Agents and to Act in Name of
                         -----------------------------------------------------
Mortgagor.  Mortgagee may exercise its rights and remedies under this Mortgage
---------
through the Agent or any other agent or designee and, in the exercise thereof, Mortgagee or any such other Person may act in its own name or in the name and on behalf of Mortgagor.

          SECTION 8.9.   No Compensation or Expense.  Mortgagee may exercise its
                         --------------------------
rights and remedies under this Mortgage (a) without payment of any rent, license fee or compensation of any kind to Mortgagor and (b) for the account, and at the expense, of Mortgagor.

          SECTION 8.10.  Limitation of Obligations with Respect to Mortgaged
                         ---------------------------------------------------
Property.
--------

          (a)  Reasonable Care. Mortgagee shall have any duty or liability to
               ---------------
protect or preserve any Mortgaged Property or to preserve rights pertaining thereto other than the duty to use reasonable care in the custody and preservation of any Mortgaged Property in its actual possession. Mortgagee shall be deemed to have exercised reasonable care in the custody and preservation of any Mortgaged Property in its possession if such Mortgaged Property is accorded treatment substantially equal to that which Mortgagee accords its own like property. Mortgagee shall be relieved of all responsibility for any Mortgaged Property in its possession upon surrendering it, or tendering surrender of it, to Mortgagor.

          (b)  No Obligations.  Nothing contained in this Mortgage shall be
               --------------
construed as requiring or obligating Mortgagee, and no Mortgagee shall be required, or obligated, to (i) make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action, with respect to any Mortgaged Property or the monies due or to become due thereunder or in connection therewith, (ii) ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders, offers or other matters relating to any Mortgaged Property, whether or not any Mortgagee has or is deemed to have knowledge or notice thereof, (iii) take any necessary steps to preserve rights against any prior parties with respect to any Mortgaged Property or (iv) notify Mortgagor or any other Person of any decline in the value of any Mortgaged Property.

          SECTION 8.11.  Time of the Essence.  Time is of the essence with
                         -------------------
respect to the various obligations of Mortgagor and rights and remedies of Mortgagee under this Mortgage.

          SECTION 8.12.  Inconsistency with Loan Documents.  Mortgagor and
                         ---------------------------------
Mortgagee are parties to the Security Agreement. If any term or provision hereof with respect to any Mortgaged Property hereunder which is Personal Property and which is the subject of and covered by the Security Agreement is inconsistent with any term or provision of the Security Agreement, then such term or provision of the Security Agreement shall govern and control with respect to such Personal Property to the extent of such inconsistency.

          SECTION 8.13.  Severability.  If any provision of this Mortgage shall
                         ------------
be invalid, illegal or unenforceable in any jurisdiction, the remaining provisions shall continue to be valid and enforceable and such provision shall continue to be valid and enforceable in any other jurisdiction.

          SECTION 8.14.  Headings.  The headings of the Sections and subsections
                         --------
are for convenience and shall not affect the meaning of this Mortgage.

          SECTION 8.15.  Assignment; Benefit.  Mortgagor may not sell, convey,
                         ------------------
assign, transfer or otherwise dispose of all or any portion of its rights and obligations under this Mortgage. Each Mortgagee may assign all or any part of its rights under this Mortgage as provided in the Credit Agreement. Mortgagor and Mortgagee, and their permitted successors and assigns shall be bound by this Mortgage. They (and their Indemnified Parties) shall be the only persons entitled to its benefits.

          SECTION 8.16.  GOVERNING LAW.  THIS MORTGAGE SHALL BE GOVERNED BY, AND
                         -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. NOTWITHSTANDING THE FOREGOING, (A) MATTERS RESPECTING TITLE TO THE MORTGAGED PROPERTY AND THE CREATION, PERFECTION, PRIORITY AND FORECLOSURE OF LIENS ON, AND SECURITY INTERESTS IN, THE MORTGAGED PROPERTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE WITHOUT GIVING EFFECT TO THE CONFLICTS-OF-LAW RULES AND PRINCIPLES OF THE STATE; (B) MORTGAGOR AGREES THAT WHETHER OR NOT DEFICIENCY JUDGMENTS ARE AVAILABLE UNDER THE LAWS OF THE STATE AFTER A FORECLOSURE OR SALE (JUDICIAL OR NONJUDICIAL) OF THE MORTGAGED PROPERTY, OR ANY PORTION THEREOF, OR ANY OTHER REALIZATION THEREON BY MORTGAGEE, MORTGAGEE SHALL HAVE THE RIGHT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TO SEEK SUCH A DEFICIENCY JUDGMENT AGAINST MORTGAGOR IN OTHER STATES OR FOREIGN JURISDICTIONS; AND (C) MORTGAGOR AGREES THAT, TO THE EXTENT MORTGAGEE OBTAINS A DEFICIENCY JUDGMENT IN ANY OTHER STATE OR FOREIGN JURISDICTION THEN, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH PARTY SHALL HAVE THE RIGHT TO ENFORCE SUCH JUDGMENT IN THE STATE, AS WELL AS IN OTHER STATES OR FOREIGN JURISDICTIONS.

          SECTION 8.17.  WAIVER OF JURY TRIAL.  MORTGAGOR HEREBY KNOWINGLY,
                         --------------------
VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF MORTGAGEE OR MORTGAGOR IN CONNECTION HEREWITH. MORTGAGOR ACKNOWLEDGES AND AGREES THAT IT HAS

RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH NOTE DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE ENTERING INTO THIS MORTGAGE.

          SECTION 8.18.  CONSENT TO JURISDICTION.  EACH OF THE MORTGAGOR AND
                         -----------------------
MORTGAGEE IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF (I) THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY AND (II) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS MORTGAGE OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH OF THE MORTGAGOR AND MORTGAGEE FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENTS BY UNITED STATES REGISTERED MAIL TO SUCH PARTY'S RESPECTIVE ADDRESS FOR NOTICES SET FORTH IN SECTION 8.5 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING IN NEW YORK WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS SECTION. EACH OF THE MORTGAGOR AND MORTGAGEE IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS MORTGAGE OR THE TRANSACTIONS CONTEMPLATED HEREBY IN (A) THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY AND
(B) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT (OR IN ANY COURT DESCRIBED BELOW) HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. MORTGAGOR ACKNOWLEDGES THAT IN ANY ACTION OR PROCEEDING TO ENFORCE PAYMENT OF THE SECURED OBLIGATIONS OR ANY OTHER RIGHT OF THE MORTGAGEE OR THE LENDERS UNDER THIS MORTGAGE, IT WAIVES THE RIGHT TO ASSERT ANY COUNTERCLAIM OF ANY KIND OTHER THAN A COMPULSORY COUNTERCLAIM. NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN SHALL AFFECT THE RIGHT OF MORTGAGEE TO SERVE PROCESS IN ANY MANNER PERMITTED BY STATE LAW OR TO COMMENCE PROCEEDINGS OR OTHERWISE PROCEED AGAINST MORTGAGOR OR OTHERWISE TO FORECLOSE THIS MORTGAGE OR EXERCISE ANY OTHER REMEDIES HEREUNDER IN ANY APPROPRIATE STATE COURT OR FEDERAL COURT IN THE STATE.

          SECTION 8.19.  Limitation on Interest Payable.  It is the intention of
                         ------------------------------
the parties to conform strictly to the usury laws, whether State or federal, that are applicable to the transaction of which this Mortgage is a part. All agreements between Mortgagor and Mortgagee whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid by Mortgagor for the use, forbearance or detention of the money to be loaned under the Credit Agreement or any Loan Document, or for the payment or performance of any covenant or obligation contained herein or in the Credit Agreement or any related document or other Loan Document, exceed the maximum amount permissible under applicable federal or state usury laws. If under any circumstances whatsoever fulfillment of any such provision, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity. If under any circumstances Mortgagor shall have paid an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing in respect of the Secured Obligations and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and any other amounts due hereunder, the excess shall be refunded to Mortgagor. All sums paid or agreed to be paid for the use, forbearance or detention of the principal under any extension of credit by Mortgagee shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, prorated, allocated and spread from the date of this Mortgage until payment in full of the Secured Obligations so that the actual rate of interest on account of such principal amounts is uniform throughout the term hereof.

          SECTION 8.20.  Covenants To Run With the Land.  All of the grants,
                         ------------------------------
covenants, terms, provisions and conditions in this Mortgage shall run with the Land and shall apply to, and bind the successors and assigns of Mortgagor. If there shall be more than one mortgagor, the covenants and warranties hereof shall be joint and several.

          SECTION 8.21.  No Merger.  The rights and estate created by this
                         ---------
Mortgage shall not, under any circumstances, be held to have merged into any other estate or interest now owned or hereafter acquired by Mortgagee unless Mortgagee shall have consented to such merger in writing.

          SECTION 8.22.  Relationship.  The relationship of Mortgagee to
                         ------------
Mortgagor hereunder is strictly and solely that of mortgagor and mortgagee and nothing contained in this Mortgage, or any other document or instrument now existing and delivered in connection therewith or otherwise in connection with the Secured Obligations is intended to create, or shall in any event or under any circumstance be construed as creating a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Mortgagee and Mortgagor other than as mortgagee and mortgagor.

                                   ARTICLE IX
                             Environmental Matters

          SECTION 9.1.  Notice of Environmental Matters.
                        -------------------------------

          (a)  Delivery of Notice.  Mortgagor shall notify Mortgagee promptly
               ------------------
after, and in any event within three (3) Business Days after, any Responsible Officer of Mortgagor obtains knowledge of one or more of the matters described in Section 6.2(i) of the Credit Agreement with respect to the Property or Mortgagor, as if the same was a direct obligation of Mortgagor set forth at length herein.

          (b) Contents of Notice.  All such notices shall comply with the
              ------------------
requirements of such Section. In addition, Mortgagor shall provide Mortgagee with copies of all communications between Mortgagor and any Person required by or otherwise relating to any of the matters described in such Section.

          SECTION 9.2.  Obligations of Mortgagor.  Mortgagor hereby covenants to
                        ------------------------
comply with, and to cause its officers, directors, shareholders, partners, agents, servants and employees and each tenant of the Property to comply with, all of the obligations applicable to Mortgagor, the Property and each such tenant with respect to the Property set forth in Section 6.6(b) of the Credit Agreement, as if each of the same was a direct obligation of Mortgagor set forth at length herein.


                                   ARTICLE X
                         Local Jurisdiction Provisions

          Notwithstanding anything to the contrary set forth elsewhere in this
Mortgage:

          SECTION 10.1.  Mortgage Covenants.  The Mortgaged Property is granted,
                         ------------------
mortgaged and conveyed WITH MORTGAGE COVENANTS.

          SECTION 10.2.  Statutory Conditions.  This Mortgage is given upon the
                         --------------------
STATUTORY CONDITION, which is incorporated herein by reference, for breach of which Mortgagee shall have the right to foreclose this Mortgage under any legal method of foreclosure in existence at the time or now existing, or under any other applicable law, including, without limitation, the STATUTORY POWER OF SALE, which is expressly incorporated herein by reference, to the extent authorized or allowed by any present or future law of the State of Maine. In connection therewith, Mortgagor acknowledges that this Mortgage secures a loan or loans for business and commercial purposes and that this Mortgage is given primarily for a business, commercial or agricultural purpose. In the event of a conflict between the STATUTORY CONDITION and the terms and provisions of this

Mortgage, the terms and provisions of this Mortgage shall control, to the extent permitted by Maine law.

          SECTION 10.3.  No Waiver.  Mortgagor agrees for itself, its successor
                         ---------
and assigns, that the acceptance, before the expiration of the right of redemption and after the commencement of foreclosure proceedings of this Mortgage, of insurance proceeds, eminent domain awards, rents or anything else of value to be applied on or to the Secured Obligations by Mortgagee or any person or party holding under Mortgagee shall not constitute a waiver of such foreclosure, and this agreement by Mortgagor shall be that agreement referred to in 14 M.R.S.A. (S) 6204, as amended, as necessary to prevent such waiver of foreclosure. This agreement by Mortgagor is intended to apply to the acceptance and such applications of any such insurance proceeds, eminent domain awards, rents and other sums or anything else of value, whether the same shall be accepted from, or for the account of, Mortgagor or from any other sources whatsoever by Mortgagee or by any person or party holding under Mortgagee at any time or times in the future while any portion of the Secured Obligations shall remain outstanding.

          SECTION 10.4.  Written Agreement.  Mortgagor is hereby notified and
                         -----------------
hereby confirms and acknowledges that, pursuant to 10 M.R.S.A. (S) 1146(2), to the extent applicable, in order to maintain an action against Mortgagee with respect to a promise, contract or agreement to lend money, extend credit, forbear from collection of a debt or make any other accommodation for the repayment of a debt for more than $250,000, such promise, contract or agreement (or some memorandum or note thereof) must be both (a) in writing and (b) signed by Mortgagee.

          SECTION 10.5.  Open-End Mortgage.  This Mortgage is an open-end
                         -----------------
mortgage that secures existing indebtedness, "Future Advances" "Protective Advances" and "Contingent Obligations" as such terms are defined in 33 M.R.S.A.
(S) 505. The maximum aggregate amount of Contingent Obligations secured by this Mortgage shall not at any time exceed the total amount of $10,000,000. The maximum aggregate amount of all debts or obligations secured by this Mortgage, including Future Advances, but excluding Contingent Obligations and Protective Advances, shall not at any time exceed the total amount of $10,000,000. The future advances secured hereby shall be made to or for the account of Mortgagor and may be made pursuant to promissory notes, line of credit agreements or other instruments evidencing such future advances that may be hereafter executed and delivered by Mortgagor to Mortgagee. In the event that any notice described in subsections 5(a) and 5(b) of 33 M.R.S.A. (S) 505 is recorded or is received by Mortgagee, any commitment, agreement or obligation to make future advances to or for the benefit of Mortgagor shall immediately cease.

          SECTION 10.6.  Information Under Uniform Commercial Code.  This
                         -----------------------------------------
instrument constitutes a financing statement under Article 9 the Maine Uniform Commercial Code covering the Personal Property and fixtures included within the Mortgaged Property and described in this Mortgage. The debtor is Mortgagor and the secured parties are Mortgagees. The mailing address of the secured party (Mortgagee) from which information concerning the security interest may be obtained is as follows:

                           Wexford Management LLC
                           411 West Putnam Avenue
                           Greenwich, Connecticut 06830
                           Telephone:   (203) 862-7000
                           Attention:  Arthur H. Amron
                           Facsimile:   (203) 862-7312
                           and
                           Attention:  Jay L. Maymudes
                           Facsimile:   (203) 862-7350

and the mailing address of the debtor (Mortgagor), is as follows:

                           c/o Thermatrix Inc.
                           308 N. Peters Road, Suite 100
                           Knoxville, Tennessee  37922
                           Attention:  Edward E. Greene
                           Telephone:  (423) 539-9603
                           Facsimile:  (423) 670-4091


          SECTION 10.7.  Notice Pursuant to 18-A M.R.S.A. (S) 5-508. Pursuant to
                         ------------------------------------------
various provisions and Sections of this Mortgage, Mortgagor has appointed Mortgagee as its Attorney-in-fact. To the extent that such appointments by Mortgagor constitute the granting of a Durable Power of Attorney within the meaning of 18-A M.R.S.A. (S) 5-508, the following (to the extent applicable) shall apply:

          Notice to the Principal (Mortgagor): As the "Principal", you are using this Durable Power of Attorney to grant power to another person (called the "Agent" or "Attorney-in-fact") to make decisions about your money, property or both and to use your money, property or both on your behalf. If this written Durable Power of Attorney does not limit the powers that you give your Agent, your Agent will have broad and sweeping powers to sell or otherwise dispose of your property and spend your money without advance notice to you or approved by you. Under this document, your Agent will continue to have these powers after you become incapacitated, and you may also choose to authorize your Agent to use these powers before you become incapacitated. The powers that you give your Agent are explained more fully in the Maine Revised Statutes, Title 18-A, Sections 5-501 to 5-508, and in Maine case law. You have the right to revoke or take back this Durable Power of Attorney at any time as long as you are of sound mind. If there is anything about this Durable Power of

Attorney that you do not understand, you should ask a lawyer to explain it to you.

          Notice to the Agent (Mortgagee): As the "Agent" or "Attorney-in-fact", you are given power under this Durable Power of Attorney to make decisions about the money, property or both belonging to the Principal and to spend the Principal's money, property or both on that person's behalf in accordance with the terms of this Durable Power of Attorney. This Durable Power of Attorney is only valid if the Principal is of sound mind when the Principal signs it. As the Agent, you are under a duty (called a "fiduciary duty") to observe the standards observed by a prudent person dealing with the property of another. The duty is explained more fully in the Maine Revised Statutes, Title 18-A, sections 5-501 to 5-508 and 7-302 and in Maine case law. As the Agent, you are not entitled to use the money or property for your own benefit or to make gifts to yourself or others unless the Durable Power of Attorney specifically gives you the authority to do so. As the Agent, your authority under this Durable Power of Attorney will end when the Principal dies and you will not have the authority to administer the estate unless you are authorized to do so in accordance with the Maine Probate Code. If you violate your fiduciary duty under this Durable Power of Attorney, you may be liable for damages and may be subject to criminal prosecution. If there is anything about this Durable Power of Attorney or your duties under it that you do not understand, you should ask a lawyer to explain it to you.

          Notwithstanding the foregoing, nothing in this Section 10.7 shall expand any of the rights or powers granted by Mortgagor to Mortgagee pursuant to any "power of attorney" set forth elsewhere in this Mortgage.

          SECTION 10.8 Authority of Wexford Management, LLC. By acceptance
                       ------------------------------------
hereof, each of the Mortgagees acknowledges and confirms to Mortgagor that, pursuant to the Credit Agreement, it has designated Wexford Management LLC as its Agent for the purpose of giving all consents and approvals under this Mortgage on such Mortgagee's behalf.

          IN WITNESS WHEREOF, Mortgagor has duly executed and delivered this Mortgage as of the date first written above.


                                             WAHLCO ENGINEERED PRODUCTS,
                                             INC.



                                             By:  /s/ Daniel S. Tedone
                                                ---------------------------
                                                Name:  Daniel S. Tedone

                                                Title: Executive Vice President
                                                       & Chief Financial Officer

Attest:


________________________
Name:
Title:

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


          On February 25, 1999, personally appeared the above-named
Daniel S. Tedone as Executive Vice President and Chief Financial Officer of Wahlco Engineered Products, Inc., and acknowledged the foregoing instrument to be his/her free act and deed in his/her said capacity and the free act and deed of said Corporation.


                                  Before me,


                                  /s/ Catherine Jones
                                  -------------------------------
                                  Notary Public
                                  Type or Print Name:

                                  Catherine Jones
                                  -------------------------------
                                  Notary Public, State of New York
                                  No. 01J05088551
                                  Qualified in New York County
                                  Commission Expires 11/17/1999.

                                                                         Annex-1


Wexford Capital Partners II, L.P., a Delaware limited partnership,

Wexford Overseas Partners I, L.P., a Delaware limited partnership,

Wexford Special Situations 1996, L.P., a Delaware limited partnership,

Wexford Special Situations 1996 Institutional, L.P., a Delaware limited partnership,

Wexford Special Situations 1996 Limited, a Cayman Islands exempted company,

Wexford-Euris Special Situations 1996, L.P., a Delaware limited partnership,

and their respective successors and assigns.

                                    Annex-1

                                                                       EXHIBIT A

                                                                     to Mortgage


                              DESCRIPTION OF LAND



29 Lexington Street

Lewiston, ME 04240


described more particularly as follows:


Those two (2) certain parcels conveyed to Mortgagor by deed from Bachmann Holdings Company, f/k/a Bachmann Industries, Inc., dated July 1, 1985, and recorded in the Androscoggin County Registry of Deeds, Book 2019, Page 237, and described as follows:

A certain lot or parcel of land, with any buildings thereon, situated in the City of Lewiston, Androscoggin County, State of Maine, bounded and described as follows:

BEGINNING at a point on the southwesterly line of Lexington Street, said point being five hundred ten and seventeen hundredths (510.17) feet northwesterly from a monument at the westerly corner of the intersection of Lexington Street and Westminster Street; thence North 36E44' 35" West along the southwesterly line of said Lexington Street a distance of three hundred fifty (350) feet; thence South 58E 28' 05" West a distance of three hundred fifty and sixty-six hundredths (350.66) feet; thence South 38 50' 06" East a distance of three hundred eighty-two and ten hundredths (382.10) feet; thence North 53 15' 25" East a distance of three hundred thirty-five and twenty-six hundredths (335.26) foot to the point of beginning.

Meaning and intending to describe Lot Number thirteen (13) shown on plan entitled "Revision #1 Lewiston Industrial Park" (Sheet P-1) recorded at the Androscoggin County Registry of Deeds Office, in Plan Book 28, Pages 47-48.

Also another certain lot or parcel of land situated in the City of Lewiston, Androscoggin County, State of Maine, bounded and described as follows:

BEGINNING at a set iron rod located at the southeasterly corner of land conveyed to Lewiston Industrial Park, Inc. by Francis J. Sabalauckas by deed dated July 19, 1983 and recorded in the Androscoggin County Registry of Deeds Book 1658, Page 245; said iron rod being located North 51E 56' 49" East one hundred eighty and no hundredths (180.00) feet from an iron pipe marking the apparent northerly corner of land presently owned by Roland A. Caron (see deed recorded in Book 1277, Page 139, Androscoggin County Registry of Deeds); thence northeasterly one thousand one hundred sixty one feet, more or less, (1,161) by land now or formerly of the Lewiston Industrial Park, Inc., to the southwesterly line of Lot #13 as shown on "Revision #1 Lewiston Industrial Park," Sheet P-1, recorded in Plan Book 28, Page 47, said Lot #13 being presently occupied by Brachmann Industries (see deed to Tuboflex, Inc., Book 1358, Page 176); thence North 38E50' 06" West three hundred sixty feet, more or less, (360'1) on the southwesterly line of said Lot #13 to a point on the northwesterly line described in said Sabalauckas deed (Book 1341, Page 258) said point being on the southeasterly line of Dominique E. Bilodeau et al (see Book 981, Page 377 and Book 1485, Page 164); thence south 53E34' 27" West twelve hundred forty-three and seventy-three hundredths (1243.73) feet by the southeasterly line of said Bilodeau to a set iron pipe; thence South 50E 26' East four hundred four and eighty-two hundredths (404.82) feet by remaining land of Francis J. Sabalauckas to the set iron rod at the point of beginning.

Tax Parcel No.:  00010885

                                                                       EXHIBIT B

                                                                     to Mortgage


                              MATERIAL AGREEMENTS



                                     None.

                                                                       EXHIBIT C

                                                                     to Mortgage


                            PERMITTED ENCUMBRANCES




          1.   Liens created or permitted by the Credit Agreement.

          2.   Zoning laws and regulations.

          3.   Any charges, liens or encumbrances existing as of the Effective
               Date.

                                                                       Exhibit D

                                                                     to Mortgage



                     INFORMATION FOR FINANCING STATEMENTS



Chief Executive Office:                           29 Lexington Street
                                                  Lewiston, ME  04240



Principal Place of Business:                      29 Lexington Street
                                                  Lewiston, ME  04240



Location of Each Required Filing Office:

     1.   Secretary of State of Maine

     2.   Androscoggin County, State of Maine

                                      D-1